UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2014 (May 1, 2014)

CLARCOR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

840 Crescent Centre Drive, Suite 600, Franklin, TN 37067

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code                             615-771-3100

No Change

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

CLARCOR Inc. (the “Company”) hereby amends its Current Report on Form 8-K dated May 1, 2014, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition of Stanadyne Corporation’s diesel fuel filtration business (the “Stanadyne Business”). Except for the filing of the financial statements and pro forma financial information required by Item 9.01, and the consent of PricewaterhouseCoopers LLP filed herewith as Exhibit 23.1, there are no changes to the initial Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.

The following historical audited financial statements of the Stanadyne Business are filed as Exhibit 99.1 and are hereby incorporated herein by reference:

Balance Sheet as of December 31, 2013

Statement of Operations for the Year Ended December 31, 2013

Statement of Changes in Equity for the Year Ended December 31, 2013

Statement of Cash Flows for the Year Ended December 31, 2013

Notes to Financial Statements

(b)	Pro Forma Financial Information

The following unaudited pro forma financial statements, including notes thereto, of the Company are filed as Exhibit 99.2 and are hereby incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 1, 2014

Unaudited Pro Forma Condensed Combined Statement of Earnings for the Year-Ended November 30, 2013

Unaudited Pro Forma Condensed Combined Statement of Earnings for the Three Months-Ended March 1, 2014

Notes to Pro Forma Condensed Combined Financial Information

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Financial Statements of the Stanadyne Business for the year ended December 31, 2013

99.2	Unaudited Pro Forma Condensed Combined Financial Statements for CLARCOR Inc. for the quarterly period ended March 1, 2014 and for the year ended November 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.

By:	/s/ Richard M. Wolfson
Richard M. Wolfson Vice President, General Counsel and Secretary

Date: July 8, 2014

EXHIBIT INDEX

No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Financial Statements of the Stanadyne Business for the fiscal year ended December 31, 2013

99.2	Unaudited Pro Forma Condensed Combined Financial Statements for CLARCOR Inc. for the quarterly period ended March 1, 2014 and for the year ended November 30, 2013